Exhibit 99.1

Smart Technologies Driving Positive Environmental Change Investor Presentation December 2020 BioHiTech Global Inc. Nasdaq: BHTG

This presentation has been prepared by BioHiTech Global, Inc . (“BioHiTech” or the “Company”) and includes information from other sources believed by management to be reliable . No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein . This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained herein . The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice . Additionally, the COVID - 19 pandemic has created further risks and uncertainties, including disruptions to certain of our customer’s operations, which negatively impacted the Company’s operations as discussed in our filings with the U . S . Securities and Exchange Commission (“SEC”) . This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be “forward - looking statements within the meaning of the “safe - harbor” provision of the Securities Litigation Reform Act of 1995 . ” These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct . All statements contained in the presentation that address operating performance, future direction, management and control of the Company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward - looking statements . Actual results could differ materially from those reflected in the forward - looking statements contained herein as a result of a variety of factors, many of which are beyond the Company’s control . Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under “Item 1 . A . Risk Factors” in our Form 10 - K filed with the SEC on May 22 , 2020 for the year ended December 31 , 2019 . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security . Any such offer will be made solely to “accredited investors” or “qualified institutional buyers,” as defined by Rule 501 of Regulation D, or investors who are not “U . S . Person” as defined in Rule 902 (k) of Regulation S, each promulgated under the Securities Act of 1933 , as amended . This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks of investing involving our Company . Safe Harbor 2

3 About BioHiTech BioHiTech Global Inc., is a technology services company focused on solutions that improve environmental outcomes. x Our technologies for waste management include the biological disposal of food waste on - site and related proprietary real - time data analytics tools to reduce food waste generation and the patented processing of municipal solid waste into a valuable renewable fuel. x When used individually or in combination, our solutions lower the carbon footprint by reducing or virtually eliminating landfill usage. x In addition, we distribute a patented technology that achieves high - level disinfection of spaces such as classrooms, hotels or hospital rooms and other enclosed areas to combat the spread of viruses and bacteria without the use of harsh chemicals. x Our unique solutions enable businesses and municipalities of all sizes to solve everyday problems in a smarter and more cost - effective way while reducing their impact on the environment.

4 ▪ 79.9% of all non - recyclable waste generated ends up in landfills. 1 ▪ 14.1% of methane gas emissions come from landfills. 2 ▪ 30% to 40% of US food production is wasted. 3 ▪ 21.9% of total waste deposited in landfills is food. 1 ▪ 19.2% of total waste deposited in landfills are plastics. 1 ▪ 8 million metric tons of plastic end up in our oceans each year . 4 Key Statistics: The Problem: The United States is Behind the Curve on Sustainable Waste Disposal Corporate and Government leadership are seeking alternative solutions to change the outcome. 1 https://www.epa.gov/facts - and - figures - about - materials - waste - and - recycling/national - overview - facts - and - figures - materials 2 https://www.epa.gov/lmop/basic - information - about - landfill - gas 3 https://www.fda.gov/food/consumers/food - waste - and - loss 4 https://time.com/3707112/plastic - in - the - ocean/

5 ▪ Reducing or Eliminating Landfill Usage. ▪ Reducing Food Waste Generation with a Behavior Changing Data Analytics Platform. ▪ Lowering Carbon Emissions and other Harmful Greenhouse Gases. ▪ Helping to Keep Plastics from Our Oceans. BioHiTech improves environmental outcomes by: The Solution: Cost - Effective Technology Solutions for Sustainable Waste Management

6 Why BioHiTech ▪ Cost - effective proprietary technologies with first mover advantage. ▪ Large target markets in early stage of adoption represent a significant growth opportunity. ▪ Corporate social responsibility and government regulatory efforts are beginning to accelerate demand for sustainable disposal technologies. ▪ Sustainable environmental benefits. ▪ Growing customer base includes Fortune 500 companies and government. ▪ BioHiTech is implementing enhanced corporate initiatives heading into 2021 to: 1) Increase revenue appreciably 2) Reduce S,G&A meaningfully 3) Improve plant operations measurably 4) Communicate the BioHiTech story clearly 5) Function as a team effectively

7 ▪ Patented technology converts waste into an EPA recognized renewable fuel for use as an alternative to coal. ▪ Only company to utilize this proven and patented technology in the US. ▪ Reduces landfill usage by up to 80%. ▪ Addresses the non - recyclable plastics problem. Resource Recovery Facilities for Mixed Municipal Waste ▪ Aerobic digesters installed where food waste is generated. ▪ Converts food waste into a liquid that is safely discharged to any standard sewer line. ▪ Eliminates carbon emissions from transportation and landfill disposal. ▪ Reduces pest problems. ▪ Typically less costly than traditional waste disposal. On - site Food Waste Disposal Technology ▪ Patented IoT technology differentiates BioHiTech from competitors. ▪ Provides actionable real - time supply chain management information. ▪ Information can help achieve behavioral change to reduce food waste generation. ▪ Generates reports to evidence regulatory compliance. Cloud - based Data Analytics Platform for Food Digester Improving Environmental Outcomes

▪ Models available to support various levels of customer food waste volumes. ▪ On - site aerobic digester converts food waste into a liquid that is safely discharged through any standard sewer line. ▪ Processing costs are often less expensive than traditional disposal. ▪ Complies with current food waste regulations. ▪ Provides real - time data analytics which improves supply chain management. ▪ Attractive leasing model with no upfront costs or capital investment to the customer. Combining biology and technology to drive a revolution in sustainable food waste disposal. Target markets include: 8 Restaurants Government Food Services Grocery Maritime/Cruise Hospitality On - Site Food Waste Disposal Technology: Revolution Series Digesters Healthcare

BioHiTech’s patented IoT software platform provides real - time data analytics on food digester and food waste generation. 9 Utilization Data Categorization Environmental Data Cost Savings Regulation Compliance REAL - TIME SUPPLY CHAIN ANALYTICS ▪ Measurement tools to quantify and qualify sources of waste. ▪ Enables the identification of patterns in the waste stream such as over - ordering or unreliable suppliers. ▪ Accurate measurement of food waste diversion helps with regulatory compliance. Real - time Information Drives Behavioral Change Reducing Food Waste Saves Money ▪ It costs far more to purchase food than it does to dispose of it. ▪ Improved supply chain management generates less waste. Cloud - Based Data Analytics: Understanding the Problem is the Key to Solving it!

Received major purchase contract from Carnival Corporation ▪ Approximately $14 million of equipment purchases over the life of the agreement. ▪ Establishes our products as the standard for sustainable food waste disposal in the billion - dollar Travel, Tourism & Hospitality - Cruise space. ▪ Penetrating Carnival Corp., brands including Carnival, P&O, Princess Cruises, Holland America Line. Established lease financing arrangement with Crestmark and US Equity Funding ▪ Monetizes traditional 5 - year rental agreement upfront for credit approved customers. ▪ Significantly reduces capital needs and improves cash flow. Expanding market share across verticals ▪ Implementing growth strategies through inside sales and partner model. ▪ Targeting expansive/complementary verticals. 10 Digester Business Growth

11 Select Digester Customers and Partners

Facility Benefits: ▪ Reduces landfill usage by up to 80%. ▪ Produces an EPA recognized solid recovered fuel (SRF). ▪ No increased costs to haulers or municipalities. ▪ Outside environment is not exposed to waste. ▪ Waste is unloaded and processed inside facility. ▪ BioFilter removes odors and contaminants. ▪ Fully automated with no workers sorting or handling waste. ▪ Building design comparable to a warehouse. BioHiTech controls the exclusive U.S. development rights to deploy facilities using the patented High Efficiency Biological Treatment (“HEBioT”) process in 11 Northeast states and DC. 12 Resource Recovery Facilities: Converting Waste into Renewable Fuel

The Martinsburg facility is the first mixed municipal solid waste processing facility in the U.S. to utilize the patented HEBioT process. ▪ Commenced operations in Q2 2019. ▪ Financed through $33 million in bond issuances by the West Virginia Economic Development Authority. ▪ 10 - year contracts for both input and off - take. ▪ BioHiTech owns majority interest (partners include Kinderhook Industries and Entsorga Italia). 13 Flagship Resource Recovery Facility: Entsorga West Virginia Location of Facility Martinsburg, W.Va Design Capacity 110,000 tons per year Waste Types Mixed Municipal Solid Waste and Commercial & Industrial Waste Operational Availability 8,000 hours per year Stockpiling Availability 4,500 tons in bio - stabilization area 300 tons in receiving area Energy Produced Up to 50,000 tons per year Engineered Solid Recovered Fuel (SRF) Materials Recovered/Recycled Up to 4,000 tons per year of Metals and up to 5,000 tons of other inerts (glass, rocks, dirt) Residuals Landfilled Approximately 20,000 tons per year (20%)

BioHiTech's Resource Recovery Solution vs. Traditional Disposal Method



Transfer Station
Collection Vehicles Aggregated (manual sorting)
Recycled Metals 3% to 5%
Residual for Landfill 95%+
Traditional Disposal Method
95% plus
LANDFILL
Same Tipping Fee Per Truck
BioHiTech Solution
Patented Waste Conversion Process
Weight Loss of 30% to 35%
Mechanical Pre-Screening
Biological Process
Refinement and Sorting
Recycled Metals 3% to 5%
Solid Recovered Fuel 40% to 50%
Inert Materials 8% to 10%
Other Residual for Landfill 15% to 20%
✓ Reduces CO2[1] and Methane Emissions
✓ Multiple Revenue Streams
Potential uses – Fill or other industrial[2]
20% or Less

[1] CO2 reduction expected to be attained through reduced long-haul trucking of waste to landfills.
[2] Inert materials are currently landfilled with the Company exploring other potential uses.

14

▪ Focusing on plant optimization using proprietary High Efficiency Biological Treatment (HEBioT) to improve productivity that will be implemented in future plants. ▪ Several identified locations in planning stage with Rensselaer, NY renewable energy campus in permitting. ▪ Potential for numerous relationships to accelerate growth including co - development, licensing, and operations management. Resource Recovery Roadmap: Building Value through Commercialization 15

16 The Altapure Technology Solution ▪ BioHiTech has established itself as a trusted technology provider to customers in the cruise, hospitality, hospital/assisted living and education markets, all of which have all been affected by COVID - 19. ▪ To assist our customers with reopening challenges, the BioHiTech team sought out additional environmentally friendly technologies to meet specific needs in health and safety. ▪ BioHiTech entered into a distribution agreement with Altapure, a disinfectant technology company, to help its customers create a healthy and safe environment through automated, high level disinfection.

17 Management Team Anthony Fuller, Chief Executive Officer ▪ 30 - year career at Walmart where he was instrumental in the global expansion of Walmart’s renewable energy efforts. ▪ Served on Walmart’s Global Sustainability Steering Committee, providing innovative direction for all the Company’s sustainabi lit y efforts. ▪ Member of BioHiTech’s board of directors since 2017. Brian Essman, Chief Financial Officer ▪ Over 30 years of experience as a senior financial executive. ▪ Career includes a wide range of industry experiences, including strategic, operational and financial leadership roles. ▪ Joined BioHiTech in 2015. Robert Joyce, Chief Operating Officer ▪ 30 years of experience in technology and engineering industries. ▪ Responsible for the design, engineering and manufacturing of BioHiTech’s Revolution Digesters and the architect of the its da ta analytics platform. ▪ Joined BioHiTech in 2013. Lisa Giovannielli, VP of Corporate Communications ▪ 25 years of experience in marketing, communications, public relations, investor relations, financial planning and corporate d eve lopment. ▪ Joined BioHiTech in 2010. Emily Dyson, VP of Science & Development ▪ Emily Dyson has 30 years of experience in environmental science management, research, and program development, focusing on su sta inability and compliance. ▪ Joined BioHiTech in 2015.

Board of Directors

Frank E. Celli, Chairman

- Joined BioHiTech in 2008. Has over 25 years of waste industry experience.

James D. Chambers, Director

- Joined BioHiTech in 2008. Has 15 years of management consulting and investing experience.

Bob A. Graham, Director

- Joined BioHiTech in 2013. Has over 25 years of operational and financial executive management experience.

Douglas M. VanOort, Director

- Joined BioHiTech in 2015. Held various senior management roles at NeoGenomics, Corning Inc. and Vision Ace Hardware.

Harriet Hentges, Director

- Joined BioHiTech in 2015. Held various positions at firms such as Hentges Associates, Hentges Kahn & Strauss, Sears Roebuck, Wal-Mart and Ahold.

Anthony Fuller, Chief Executive Officer and Director

- Joined BioHiTech in 2017. Has 30 years experience, including executive roles at Walmart.

Nicholaus Rohleder, Director

- Joined BioHiTech in 2020. He is co-founder and Environmental Technology Portfolio Manager at New American Energy, responsible for the implementation of the firm's pure play alternative energy and sustainability strategy.

Walter Littlejohn III, Director

- Joined BioHiTech in 2020. Has over 29 years of experience in the travel industry including key executive roles at Crystal River Cruises, Expedia and Carnival Cruise Lines.

18

19 BioHiTech Global Inc. NASDAQ: BHTG Corporate Office 80 Red Schoolhouse Road Suite 101 Chestnut Ridge, NY 10977 Tel: 845.262.1081 IR Contact Information Peter Serra CORE IR ir@biohitech.com www.biohitech.com For More Information